Exhibit 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of July 6, 2012, by and among QEP RESOURCES, INC., a Delaware corporation (the “Borrower”), the Lenders named on the signature pages hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender.
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 25, 2011 (the “Credit Agreement”); and

WHEREAS, the Borrower and the undersigned Lenders have agreed to amend the Credit Agreement as set forth in Section 2 below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

2.Amendments to the Credit Agreement. Subject to satisfaction of the condition set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a)The definition of “Interest Period” in Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended by replacing the phrase “one, two or three weeks” with the phrase “one or two weeks” in clause (a) thereof.
(b)Section 2.02(a) of the Credit Agreement (Borrowings, Conversions and Continuations of Loans) is hereby amended by replacing the phrase “one, two or three weeks” with the phrase “one or two weeks”.
(c)Section 3.04(b) of the Credit Agreement (Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans) is hereby amended by replacing the phrase “regarding capital requirements” with the phrase “regarding capital or liquidity requirements,”.
(d)Section 5.07 of the Credit Agreement (Other Obligations and Restrictions) is hereby amended by (i) replacing the clause “Neither the Borrower nor any of its Restricted Subsidiaries” with the clause “As of the Closing Date, neither the Borrower nor any of its Restricted Subsidiaries” in the first sentence thereof and (ii) replacing the clause “Except as shown in the Audited Financial Statements or disclosed on Schedule 5.07” with the clause “As of the Closing Date, except as shown in the Audited Financial Statements or disclosed on Schedule 5.07” in the second sentence thereof.
(e)Section 6.01(b) of the Credit Agreement (Books, Financial Statements and Reports) is hereby amended by replacing the phrase “after the end of each fiscal quarter” with the phrase “after the end of each of the first three fiscal quarters of the Borrower”.

3.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders.

4.Representations and Warranties. The Borrower hereby represents and warrants that:

(a)this Amendment has been duly authorized, executed and delivered by the Borrower and this Amendment and the Credit Agreement as modified hereby each constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights or by general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in clauses (a) and (b) of Section 5.06 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01; and

(c)no Default or Event of Default exists on and as of the date hereof.

5.Effect of Amendment. This Amendment, except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same and the Credit Agreement, as amended hereby, shall continue in full force and effect. From and after the date hereof, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

6.Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or in electronic form shall be effective as the delivery of a manually executed counterpart. This Amendment shall be a “Loan Document” as defined in the Credit Agreement.

7.Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the date first written above.

QEP RESOURCES, INC., as the Borrower

By: /s/ Richard J. Doleshek
Name: Richard J. Doleshek
Title: Executive VP & CFO

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer, Swing Line Lender and a Lender
By: /s/ Leanne S. Phillips
Name: Leanne S. Phillips
Title: Director

BMO CAPITAL MARKETS FINANCING, INC., as a Lender
By: /s/ Kevin Utsey
Name: Kevin Utsey
Title: Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By: /s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By: /s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Director

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Marshall Trenckmann
Name: Marshall Trenckmann
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ John C. Lozano
Name: John C. Lozano
Title: Vice President

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Charles Troeger
Name: Charles Troeger
Title: Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender
By: /s/ Parul June
Name: Parul June
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender
By: /s/ Maria Ferradas
Name: Maria Ferradas
Title: Vice President

CIBC, INC., as a Lender
By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory
By: /s/ Richard Antl
Name: Richard Antl
Title: Authorized Signatory

CITIBANK, N.A., as a Lender
By: /s/ John Miller
Name: John Miller
Title: Vice President

COMERICA BANK, as a Lender
By: /s/ Katya Evseev
Name: Katya Evseev
Title: Corporate Banking Officer

COMPASS BANK, as a Lender
By: /s/ James Neblett
Name: James Neblett
Title: Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By: /s/ Michael D. Willis
Name: Michael D. Willis
Title: Managing Director
By: /s/ Tom Byargeon
Name: Tom Byargeon
Title: Managing Director

DNB BANK ASA, GRAND CAYMAN BRANCH, as a Lender
By: /s/ Giacomo Landi
Name: Giacomo Landi
Title: Vice President
By: /s/ Andrea Ozbolt
Name: Andrea Ozbolt
Title: Vice President

EXPORT DEVELOPMENT CANADA, as a Lender
By: /s/ Richard Leong
Name: Richard Leong
Title: Asset Manager
By: /s/ Talai M. Kairouz
Name: Talai M. Kairouz
Title: Senior Asset Manager

GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as a Lender
By: /s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

SUNTRUST BANK, as a Lender
By: /s/ Yann Pirio
Name: Yann Pirio
Title: Director

TORONTO DOMINION (NEW YORK) LLC, as a Lender
By: /s/ Kelly Hundal
Name: Kelly Hundal
Title: Authorized Signatory